SCHEDULE OF INVESTMENTS December 31, 1995

NAME OF ISSUER                                               RATING
Percentages represent the market value of each             MOODY'S/S&P    COUPON                PRINCIPAL    MARKET
investment category to total net assets                    (UNAUDITED)     RATE     MATURITY     AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (7.19%)
SD Hlth & Ed. Fac. Auth. (Huron Regional Ctr.) Rev.        NR/BBB-        7.250%    04/01/20    $100,000     $  107,175
*SD Hlth. & Ed. Auth. (Cr. Childrens Hosp.) Rev.           NR/A+          7.100     07/01/09     260,000        263,900
                                                                                                             ----------
                                                                                                             $  371,075
                                                                                                             ----------

HOUSING (21.4%)
SD Hsing. Dev. Auth. Homeownership Mtg.                    Aa1/AA+        6.550%    05/01/14    $100,000     $  105,966
SD Hsing. Dev. Auth. Homeownership Mtg.                    Aa1/AA+        6.600     05/01/17     195,000        207,137
SD Hsing Dev. Auth. Homeownership Mtg.                     Aa1/AA+        6.250     05/01/15     200,000        206,750
SD Hsing Dev. Auth. Rev                                    A1/A+          6.700     04/01/20     370,000        381,814
SD Hsing Dev. Auth. Homeownership Mtg.                     Aa1/AA+        6.000     05/01/21     200,000        203,268
                                                                                                             ----------
                                                                                                             $1,104,935
                                                                                                             ----------

REAL ESTATE (5.11%)
Minnehaha Cty C.O.P.                                       Aa1/NR         6.000%    12/01/12    $100,000     $  103,933
SD Hlth. & Ed. Facs. Auth. (U. Sioux Falls) Rev.           NR/NR          7.100     04/01/15     150,000        159,919
                                                                                                             ----------
                                                                                                             $  263,852
                                                                                                             ----------


SCHOOLS (13.42%)
Dakota Valley (N. Sioux City) S. D. #61-8 G.O.             NR/NR          6.000%    07/01/12    $100,000     $  102,463
Hamlin SD #28-3 General Obligation                         NR/NR          6.100     12/15/15     250,000        259,645
Henry S.D. #14-2 GO School Building                        NR/NR          6.450     01/01/12      75,000         79,717
SD SD #17-2 (Mitchell) Capital Outlay COP's                NR/A           6.200     01/15/13      60,000         63,534
SD (Winner) S.D. #59-2 Cap. Outlay C.O.P.                  NR/A           6.200     01/15/10      75,000         79,620
SD Northwestern S.D. #56-3 Cap. Outlay C.O.P.              NR/A           6.800     01/15/13     100,000        108,034
                                                                                                             ----------
                                                                                                             $  693,013
                                                                                                             ----------

STATE EDUCATION(11.35%)
SD Hlth & Ed. Auth. (Vocational Educ.) Rev.               A1/NR           6.700%    08/01/22    $150,000     $  161,436
SD Student Loan Finance Corp. Rev.                        NR/A+           6.750     08/01/10     400,000        424,336
                                                                                                             ----------
                                                                                                             $  585,772
                                                                                                             ----------

UTILITIES (5.22%)
Deadwood Sewer, Water & Improvement COP                    NR/NR          6.750%    11/01/03    $250,000     $  269,432
                                                                                                             ----------
                                                                                                             $  269,432
                                                                                                             ----------

INSURED (28.79%)
*Heartland Consumers Power Elec. Rev. (Escrowed)           Aaa/AAA        7.000%    01/01/16    $200,000     $  228,158
Heartland Consumers Power Elec. Rev. (FSA)                 Aaa/AAA        6.000     01/01/09     200,000        211,224
Rapid City Area S.D. #51-4 Cap. Outlay (MBIA)              Aaa/AAA        6.200     01/01/12     100,000        106,098
SD Hsing. Dev. Auth. Homeownership Mtg. (MBIA)             Aaa/AAA        6.150     05/01/26     250,000        264,123
SD Hlth. & Ed. Facs. Auth. (Rapid City) Rev. (MBIA)        Aaa/AAA        7.000     09/01/14      90,000         98,022
SD Hlth. & Ed. Auth. (St. Luke's) Rev. (MBIA)              Aaa/AAA        6.625     07/01/11     250,000        272,348
SD Student Loan Program Rev. (MBIA)                        Aaa/AAA        7.625     08/01/06      75,000         83,950
SD State Lease Rev. COP (CGIC)                             Aaa/AAA        6.500     09/01/08     200,000        222,318
                                                                                                             ----------
                                                                                                             $1,486,241
                                                                                                             ----------

SOUTH DAKOTA MUNICIPAL BONDS (COST: $4,524,233)                                                              $4,774,320
                                                                                                             ==========

SHORT-TERM SECURITIES (5.14%)
Goldman Sachs Institutional Liquid Assets Tax-Exempt Diversified Portfolio (Cost: $265,424)                  $  265,424
                                                                                                             ==========

TOTAL INVESTMENTS IN SECURITIES (COST: $4,789,657)                                                           $5,039,744
                                                                                                             ==========

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS December 31, 1995

STATEMENT OF ASSETS AND LIABILITIES December 31, 1995
-----------------------------------------------------

ASSETS
     Investments in securities, at        $  5,039,744
      value (cost:$4,789,657)
     Cash, custodian bank                       16,448
     Accrued dividends receivable                  849
     Accrued interest receivable               100,507
     Receivable for fund shares sold            30,000
     Deferred organization costs                10,269
                                          ------------

        Total Assets                      $  5,197,817
                                          ------------

LIABILITIES
     Dividends payable                    $     21,718
     Accrued expenses                           13,070
                                          ------------

        Total Liabilities                 $     34,788
                                          ------------

NET ASSETS                                $  5,163,029
                                          ============

     Net asset value per share, 497,017   $      10.39
      shares outstanding
                                          ============

STATEMENT OF OPERATIONS for the year
 ended December 31, 1995
------------------------------------

INVESTMENT INCOME
    Interest                              $    235,670
    Dividends                                    9,934
                                          ------------
         Total Investment Income          $    245,604
                                          ------------

EXPENSES
    Investment advisory fees              $     24,680
    Distribution fees (12b-1)                   10,283
    Custodian fees                               1,045
    Transfer agent fees                          6,754
    Accounting service fees                      1,715
    Audit and legal fees                         4,150
    Insurance                                      415
    Directors fees                                 275
    Printing and postage                         5,720
    License, fees, and registrations             4,193
    Amortization of organization costs           3,130
                                          ------------

        Total expenses                    $     62,360
    Less expenses waived or absorbed
    by the Fund's manager                       37,053
                                          ------------
        Total Net Expenses                $     25,307
                                          ------------

NET INVESTMENT INCOME                     $    220,297
                                          ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FUTURES:
    Net realized gain (loss) from
     investments:
    Investment transactions                     (1,554)
    Futures transactions                      (107,345)
    Net change in unrealized
     appreciation (depreciation) of
     investments                               310,810
         Net Realized And Unrealized
          Gain (Loss) On Investments
          and Futures                     $    201,911
                                          ------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                 $    422,208
                                          ============

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS December 31, 1995


STATEMENT OF CHANGES IN NET ASSETS for the year ended December 31, 1995 and the period since inception (April 5, 1994) through December 31, 1994

                                                                                              For the period
                                                                                             since inception
                                                                                             (April 5, 1994)
                                                                       For the Year Ended    through December
                                                                            12/31/95             31, 1994
                                                                       ------------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income                                                      $  220,297          $   81,593
    Net realized gain (loss) on investment and futures transactions              (108,899)              1,577
    Net unrealized appreciation (depreciation) on investments                     310,810             (60,723)
                                                                       --------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Operations                                                            $  422,208          $   22,447
                                                                       --------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income                                       $ (220,297)         $  (81,593)
    Distributions in excess of net investment income                               (9,859)             (3,802)
    Distributions from net realized gain on investment transactions                     0              (2,691)
                                                                       --------------------------------------
       Total Dividends and Distributions                                       $ (230,156)         $  (88,086)
                                                                       --------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                               $2,562,699           2,930,418
    Proceeds from reinvested dividends                                            118,385              45,889
    Cost of shares redeemed                                                      (599,679)            (21,096)
                                                                       --------------------------------------
       Net Increase (Decrease) in Net Assets Resulting
       From Capital Share Transactions                                         $2,081,405          $2,955,211
                                                                       --------------------------------------
TOTAL INCREASE IN NET ASSETS                                                   $2,273,457          $2,889,572
NET ASSETS, BEGINNING OF PERIOD                                                 2,889,572                   0
                                                                       --------------------------------------
NET ASSETS, END OF PERIOD                                                      $5,163,029          $2,889,572
                                                                       ======================================

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS December 31, 1995


Note 1.  ORGANIZATION

         South Dakota Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 1, 1993 and commenced operations on April 5, 1994. The Funds objective is to provide as high a level of current income exempt from federal and any future South Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of South Dakota tax exempt securities.

         Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT SECURITY VALUATION - Investments in securities traded on national securities exchanges are valued at the last reported sales price at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

         The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

         DEFERRED ORGANIZATION COSTS - Costs incurred in connection with the initial registration and public offering of the shares of the Fund amounted to $15,687. These costs have been paid by ND Holdings, Inc. (the Fund's sponsor) and may be reimbursed by the Fund. Repayment of these costs are currently being waived by the Fund's sponsor. These costs are being amortized over a five year period. If the Manager redeems any or all of its shares in the Fund representing initial capital prior to the end of the 60-month amortization period, the manager will reimburse the Fund for the unamortized balance in the same proportion as the number of shares redeemed bear to the number of initial shares outstanding at the time of redemption.

         FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required.

         DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

         INVESTMENT INCOME - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

         FUTURES CONTRACTS AND OPTIONS - The Fund may purchase and sell financial futures and option contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

         A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of US Government or Municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.

         The Fund may purchase options on financial futures contracts. Daily fluctuations in the value of the options are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Upon sale or expiration of the option, the Fund will realize, for book purposes, a gain or loss equal to the difference between the cost of the option and the value on sale or expiration date.

         Certain risks may arise upon entering into futures contracts and options. These risks may include changes in the value of the futures contracts or options that may not directly correlate with changes in the value of the underlying securities.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 3.  SHARE TRANSACTIONS

         As of December 31, 1995, there were 200,000,000 shares of $.001 par value authorized; 497,017 and 292,912 shares were outstanding at December 31, 1995 and December 31, 1994, respectively. Transactions in capital shares were as follows:

                                                      Shares                                       Amount
                                                      ------                                       ------
                                                           For the period from                          For the period from
                                                           inception (April 5,                          inception (April 5,
                                     For the Year Ended       1994) through       For the Year Ended       1994) through
                                     December 31, 1995      December 31, 1994     December 31, 1995      December 31, 1994
                                     --------------------------------------------------------------------------------------
Shares sold                               251,922                290,440              $2,562,699            $2,930,418
Shares issued on
reinvestment of dividends                  11,653                  4,548                 118,385                45,889
Shares redeemed                           (59,470)                (2,076)               (599,679)              (21,096)
                                     --------------------------------------------------------------------------------------
Net increase                              204,105                292,912              $2,081,405            $2,955,211
                                     =======================================================================================

Note 4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

         ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor. As of December 31, 1995, ND Capital, Inc., owns 10,000 shares of the Fund.

         The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $15,024 of investment advisory fees for the period ended December 31, 1995. The Fund has a payable to ND Money Management, Inc. of $1,801 at December 31, 1995 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

         The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the Plan), whereby the Fund shall pay at the annual rate of 0.75% of the average daily net assets of the Fund to ND Capital, Inc. (Capital), its principal underwriter, for expenses incurred in the distribution of the Fund's shares. Pursuant to the Plan, Capital is entitled to reimbursement each month for its actual expenses incurred in the distribution and promotion of the Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a dealer sales agreement with Capital. Capital will be reimbursed at a rate not to exceed 0.75% of the average daily net assets of the Fund for the prior month. The fund has recognized $10,283 of 12b-1 fee expenses for the period ended December 31, 1995. The Fund has a payable to ND Capital, Inc. of $1,000 at December 31, 1995 for 12b-1 fees.

         ND Holdings, Inc. has elected to reimburse certain administrative costs incurred by the Fund to provide a fair return to the investors during the growth stage of the Fund. As the Fund grows, these expenses will be assumed gradually by the Fund. The expenses reimbursed by ND Holdings, Inc. for the period ended December 31, 1995 amounted to $37,053.The Fund has a payable to ND Holdings, Inc. of $10,269 at December 31, 1995 for the unamortized cost incurred in connection with the initial registration and public offering of the shares of the Fund.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

         The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $2,015,558 and $25,000, respectively, for the year ended December 31, 1995.

Note 6.  INVESTMENT IN SECURITIES

         At December 31, 1995, the aggregate cost of securities for federal income tax purposes was $4,789,657 and the net unrealized appreciation of investments based on the cost was $250,087, which is comprised of $250,087 aggregate gross unrealized appreciation and $0 aggregate gross unrealized depreciation.

FINANCIAL HIGHLIGHTS Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                                                   For the period since
                                                           For the Year Ended    inception (April 5, 1994)
                                                           December 31, 1995     through December 31, 1994
                                                           -----------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 9.86               $10.00
                                                           -----------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income                                                $  .55               $  .39
  Net realized and unrealized gain (loss) on investments
  and futures transactions                                                .55                 (.11)
                                                           -----------------------------------------------
     Total From Investment Operations                                  $ 1.10               $  .28
                                                           -----------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from net investment income                                 $ (.55)              $ (.39)
  Distributions in excess of net investment income                       (.02)                (.02)
  From net realized gain on investment transactions                         0                 (.01)
                                                           -----------------------------------------------
     Total Distributions                                               $ (.57)              $ (.42)
                                                           -----------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $10.39               $ 9.86
                                                           ===============================================
TOTAL RETURN                                                            11.47% (C)            3.72% (A)(C)
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)                             $5,163               $2,890
  Ratio of net expenses (after expense assumption) to
  average net assets                                                      .61% (B)             .46% (A)(B)
  Ratio of net investment income to average net assets                   5.35%                5.62% (A)
  Portfolio turnover rate                                                 .66%               31.32%

(A)  Ratio was annualized.
(B) During the year ended December 31, 1995 and the period ended December 31, 1994 ND Holdings, Inc. assumed expenses of $37,053 and $24,509. If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 1.51% and 2.15%.
(C)  Excludes contingent deferred sales charge of 4%.


                             [GRAPH APPEARS HERE]

            Comparison of change in value of $10,000 investment in South Dakota Tax-Free Fund, Inc. and Lehman Municipal Bond Index (Unaudited)


---------------------------------------------------------------------------------------
       South Dakota Tax-Free Fund   South Dakota Tax-Free Fund    Lehman Municipal Bond
               without CDSC          with max applicable CDSC            Index
---------------------------------------------------------------------------------------
4/6/1994         $10,000                      $10,000                    $10,000
---------------------------------------------------------------------------------------
    1995         $10,280                       $9,885                     $9,882
---------------------------------------------------------------------------------------
    1996         $11,459                      $11,059                    $12,183
---------------------------------------------------------------------------------------

                         INDEPENDENT AUDITOR'S REPORT



To the Shareholders and Board of Directors of South Dakota Tax Free Fund, Inc.


We have audited the accompanying statement of assets and liabilities of South Dakota Tax Free Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the year ended December 31, 1995 and for the period since inception (April 5, 1994) through December 31, 1994. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of South Dakota Tax Free Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.

February 12, 1996